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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2003

                               Paxar Corporation
             (Exact name of registrant as specified in its charter)

                New York                    1-9493             13-5670050
        (State or other jurisdiction      (Commission         (IRS Employer
               of incorporation)          File Number)      Identification No.)

             105 Corporate Park Drive
               White Plains, New York                        10604
        (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 4. Changes In Registrant's Certifying Accountant.

     (a) On August 6, 2003, the Audit Committee of the Board of Directors of the Registrant dismissed PricewaterhouseCoopers LLP (PwC) as its independent accountant effective upon completion of services related to the review of the June 30, 2003 financial statements. PwC was engaged by the Registrant in April 2002 to audit its financial statements for the year ended December 31, 2002. PwC's report on the Registrant's financial statements for the year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audit for the year ended December 31, 2002, and through August 6, 2003, there were no disagreements between the Registrant and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to PwC's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such year.

     During the most recent fiscal year and through August 6, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)), except that PwC indicated during its December 31, 2002 audit of the Registrant's UK subsidiary, and advised the Registrant and the Audit Committee of its Board of Directors on March 3, 2003, that it considered "certain matters involving the internal control and its operation in the United Kingdom" to be reportable conditions under standards established by the American Institute of Certified Public Accountants. Such matters impacted the quality, timeliness and availability of certain financial information and resulted in the delay of the Registrant's earnings release covering its fourth quarter and year-end 2002 results. These matters primarily involved: (i) the level of management review and supervision over the finance function and ownership of the audit process due primarily to numerous vacancies and changes in critical accounting roles during the year under audit; and (ii) the training necessary to enable financial personnel to effectively fulfill their roles. The Registrant has implemented changes to correct all of the substantive matters raised by PwC and is continuing to address the remaining matters to improve the internal controls and their operation in the United Kingdom.

     On August 6, 2003, the Audit Committee of the Board of Directors of the Registrant retained Ernst & Young LLP to act as its independent public accountants to audit and certify the Registrant's financial statements for the year ending December 31, 2003, commencing with the review of the Registrant's September 30, 2003 quarterly financial information to be reported to the SEC.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

        Exhibit 16.1 Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PAXAR CORPORATION
                                           (Registrant)


Date: August 6, 2003                        By:  /s/ JACK R. PLAXE
                                                -------------------------------
                                                Jack R. Plaxe
                                                Senior Vice President
                                                and Chief Financial Officer





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